UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

November 12, 2015

Date of Report (Date of earliest event reported)

SOLARWINDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34358	73-1559348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7171 Southwest Parkway

Building 400

Austin, Texas 78735

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 682-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events

On November 16, 2015, SolarWinds, Inc., a Delaware corporation (“SolarWinds”, the “Company”, “we”, “us” or “our”) issued a press release to announce that on November 12, 2015, the U.S. Federal Trade Commission (the “FTC”) and the Antitrust Division of the U.S. Department of Justice (“DOJ”) granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with respect to the proposed merger (the “Merger”) of Project Aurora Merger Corp., a Delaware corporation (“Merger Sub”), a wholly-owned subsidiary of Project Aurora Holdings, LLC, a Delaware limited liability company (“Parent”), with and into the Company. Parent and Merger Sub were formed by affiliates of Silver Lake Partners (“Silver Lake”) and Thoma Bravo, LLC (“Thoma Bravo”). On October 30, 2015, the Company and Parent filed a Pre-Merger Notification and Report Form pursuant to the HSR Act with the DOJ and the FTC.

The early termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Merger. The closing of the Merger remains subject to the satisfaction or waiver of the remaining conditions to the Merger set forth in the related Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 21, 2015, by and among the Company, Parent and Merger Sub, including adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain other non-United States regulatory approvals.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

About SolarWinds

SolarWinds (NYSE: SWI) provides powerful and affordable hybrid IT infrastructure management software to customers worldwide from Fortune 500® enterprises to small businesses, government agencies and educational institutions. We are committed to focusing exclusively on IT Pros, and strive to eliminate the complexity that they have been forced to accept from traditional enterprise software vendors. Regardless of where the IT asset or user sits, SolarWinds delivers products that are easy to find, buy, use, maintain, and scale while providing the power to address all key areas of the infrastructure from on premises to the Cloud. Our solutions are rooted in our deep connection to our user base, which interacts in our thwack® online community to solve problems, share technology and best practices, and directly participate in our product development process. Learn more today at http://www.SolarWinds.com/.

About Silver Lake

Silver Lake is the global leader in technology investing, with over $26 billion in combined assets under management and committed capital. The firm’s portfolio of investments collectively generates more than $85 billion of revenue annually and employs more than 170,000 people globally. Silver Lake has a team of approximately 100 investment and value creation professionals located in New York, Menlo Park, San Mateo, London, Hong Kong and Tokyo. The firm’s current portfolio includes leading technology and technology-enabled businesses such as Alibaba Group, Avago, Avaya, Dell, Global Blue, Go Daddy, Hillstone Networks, Intelsat, Interactive Data Corporation, Qunar, Quorum Business Solutions, Red Ventures, Sabre, SMART Modular, SunGard, Vantage Data Centers, Virtu Financial and WME/IMG. For more information about Silver Lake and its entire portfolio, please visit www.silverlake.com.

About Thoma Bravo

Thoma Bravo is a leading private equity investment firm building on a 30+ year history of providing equity and strategic support to experienced management teams and growing companies. The firm seeks to create value by collaborating with company management to improve business operations and provide capital to support growth initiatives. Thoma Bravo invests with a particular focus on application and infrastructure software and technology enabled services. The firm currently manages a series of private equity funds representing more than $8.5 billion of equity commitments. For more information, visit www.thomabravo.com.

Additional Information and Where to Find It

In connection with the Merger, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A, a preliminary version of which has been filed with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website www.solarwinds.com or by writing to the Company’s Secretary at 7171 Southwest Parkway, Building 400, Austin, TX 78735.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 3, 2015 and the Company’s Annual Report on Forms 10-K for the fiscal year ended December 31, 2014. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

Forward-looking Statements

This press release, and the documents to which the Company refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss the Company’s future expectations or state other forward-looking information and may involve known and unknown risks over which the Company has no control. Those risks include, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy of the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of the Company and the receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the risk that the Merger Agreement may be terminated in circumstances that require the Company to pay a $159 million termination fee and/or reimburse the buyers’ expenses; (v) risks regarding the failure to obtain the necessary financing to complete the Merger, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations, (viii) risks related to diverting management’s attention from the Company’s ongoing business operations, and (ix) the outcome of any legal proceedings that may be instituted against us related to the Merger Agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Annual Report on Forms 10-K for its fiscal year ended December 31, 2014 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2015, June 30, 2015 and September 30, 2015. Except as required by applicable law or regulation, the Company does not undertake to update these forward-looking statements to reflect future events or circumstances.

Item 9.01       Financial Statements and Exhibits.

(d)          The following exhibits are filed with this report.

Exhibit No.	Description of Exhibit

99.1	Press Release of SolarWinds, Inc., dated November 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarWinds, Inc.
(Registrant)

Date: November 17, 2015	/s/ JASON REAM
Jason Ream
Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of SolarWinds, Inc., dated November 16, 2015